SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of Earliest Event Reported): May 5, 1998






                              TRANSIT GROUP, INC.
             (Exact name of Registrant as specified in its charter)



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            Florida
 (State or other jurisdiction of      33-30123-A              59-2576629
 incorporation or organization)   (Commission File No.)     (IRS Employer
                                                          Identification No.)
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                             2859 Paces Ferry Road
                                   Suite 1740
                             Atlanta, Georgia 30339
          (Address of principal executive offices, including zip code)
                                 (770) 444-0240
              (Registrant's telephone number, including area code)
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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

            On May 5, 1998, Transit Group, Inc. ("Transit Group") consummated the acquisition of Certified Transport, Inc., an Indiana corporation ("Certified"), and Venture Logistics, Inc., an Indiana corporation ("Venture"). Pursuant to the Agreement and Plan of Reorganization, Venture and a wholly-owned Indiana subsidiary of Transit Group ("Newco") were merged with and into Certified in a reverse triangular merger, with Certified remaining as the surviving corporation of the merger. Upon consummation of the merger, all of the outstanding common stock of Certified and Venture were converted into 1,072,165 shares of Transit Group common stock. In addition, Transit Group agreed to issue up to 270,512 additional shares of Transit Group common stock if financial objectives are met in 1998.

            Certified, a privately held short- to medium-haul dry van carrier, is based in Indianapolis, Indiana.

            Transit Group, headquartered in Atlanta, Georgia is a holding company in the business of acquiring and consolidating short-, medium- and long-haul trucking companies.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements of Business Acquired

            At the present time, it is impractical to provide the required financial statements for Certified relative to its acquisition as required by
Article 11 of Regulation S-X and this Item 7 of Form 8-K. Transit Group will file such financial information under cover of a Form 8-K/A as soon as practicable, but not later than July 19, 1998 (60 days after this Report is required to be filed).

            (b)   Pro Forma Financial Information

            At the present time, it is impractical to provide the pro forma financial information relative to the Certified acquisition as required by
Article 11 of Regulation S-X and this Item 7 of Form 8-K. Transit Group will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than July 19, 1998 (60 days after this Report is required to be filed).

            (c)   Exhibits

            2.1 Agreement and Plan of Reorganization dated May 5, 1998, by and among Transit Group, Newco, Certified, Venture, James Arnold, William T. Keywan and M. Douglas Williams.

            99.1  Press Release.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSIT GROUP, INC.



Date:  May 15, 1998                       /s/ Philip A. Belyew
                                          --------------------
                                          Philip A. Belyew
                                          President and Chief Executive Officer